SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 13, 1998
                Date of Report (Date of earliest event reported)

                          DISCOVERY LABORATORIES, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                    000-26422                 94-3171943
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

                              350 South Main Street
                         Doylestown, Pennsylvania 18901
                    (Address of principal executive offices)

                                 (212) 340-4699
              (Registrant's telephone number, including area code)
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Item 5. Other Events

      Attached as Exhibit 99.1 hereto is Discovery's November 1998 Interim Report to Shareholders.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c)   Exhibits:

            99.1  Interim Report to Shareholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DISCOVERY LABORATORIES, INC.

Date: November 13, 1998

                                By: /s/ Robert J. Capetola, Ph.D.
                                    -------------------------------------
                                    Name: Robert J. Capetola, Ph.D.
                                    Title: President and Chief Executive Officer

                                  Exhibit Index

Exhibit Number                              Description
--------------                              -----------

    99.1                           Interim Report to Shareholders.